                                                                     CONFORMED

                                                                    EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                             Lilyan H. Affinito
                                             LILYAN H. AFFINITO

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                                       Robert E. Allen
                                                       ROBERT E. ALLEN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                           Joseph E. Antonini
                                           JOSEPH E. ANTONINI

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                               Joseph A. Califano
                                               JOSEPH A. CALIFANO

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                    Thomas G. Denomme
                                    THOMAS G. DENOMME

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                          Robert J. Eaton
                                          ROBERT J. EATON

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to
the Securities Act of 1934, as amended, the Form 10-K   Annual Report of
Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                             Earl G. Graves
                                             EARL G. GRAVES

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                             Kent Kresa
                                             KENT KRESA

                                                                       CONFORMED

                                                                      EXHIBIT 24





                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                         Robert J. Lanigan
                                         ROBERT J. LANIGAN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1994.


                                         Robert A. Lutz
                                         ROBERT A. LUTZ

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                       Peter A. Magowan
                                       PETER A. MAGOWAN

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1994.


                                    Malcolm T. Stamper
                                    MALCOLM T. STAMPER

                                                                       CONFORMED

                                                                      EXHIBIT 24





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN AND HOLLY E. LEESE or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, the Form 10-K Annual Report of Chrysler Corporation for the fiscal year ended December 31, 1994, and any and all amendments to such Annual Report that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 2nd day of February, 1995.


                                        Lynton R. Wilson
                                        LYNTON R. WILSON